===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                                DECEMBER 12,2002
                        (Date of earliest event reported)

                            CALLON PETROLEUM COMPANY
             (Exact name of registrant as specified in its charter)



            DELAWARE                  001-14039            64-0844345
  (State or other jurisdiction      (Commission         (I.R.S. Employer
of incorporation or organization)    File Number)      Identification Number)


                               200 NORTH CANAL ST.
                           NATCHEZ, MISSISSIPPI 39120
          (Address of principal executive offices, including zip code)

                                 (601) 442-1601
              (Registrant's telephone number, including area code)


===============================================================================

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not applicable

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         Not applicable

ITEM 5.  OTHER EVENTS

         Not applicable

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         Not applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibits

       EXHIBIT NUMBER        TITLE OF DOCUMENT
       --------------        -----------------

           99.1 Copy of Callon Petroleum Company's Press Release dated December 12, 2002 regarding operational/drilling updates.

           99.2 Copy of Callon Petroleum Company's Press Release dated December 12, 2002 regarding 2003 financial and operation guidance.

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable

ITEM 9.  REGULATION FD DISCLOSURE

         Callon Petroleum Company made the press releases attached hereto as Exhibits 99.1 and 99.2 on December 12, 2002, providing details of operational/drilling updates and 2003 financial and operations guidance.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CALLON PETROLEUM COMPANY



December 13, 2002                           By: /s/ James O. Bassi
                                                ------------------------
                                                James O. Bassi
                                                Vice President and Controller

                                  EXHIBIT INDEX


       EXHIBIT NUMBER          TITLE OF DOCUMENT
       --------------          -----------------

           99.1 Copy of Callon Petroleum Company's Press Release dated December 12, 2002 regarding operational/drilling updates.

           99.2 Copy of Callon Petroleum Company's Press Release dated December 12, 2002 regarding 2003 financial and operation guidance.